UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 22, 2010
THE GOLDMAN SACHS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York	10282

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 902-1000
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
Since April 22, 2010, several putative shareholder derivative actions have been filed in New York Supreme Court, New York County, and the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (GS Inc.), its Board of Directors (Board), and certain officers and employees of GS Inc. and its affiliates generally alleging claims for breach of fiduciary duty, corporate waste, abuse of control, mismanagement and unjust enrichment in connection with collateralized debt obligation offerings made between 2004 and 2007, and challenging the accuracy and completeness of GS Inc.’s disclosure. These derivative complaints seek, among other things, declaratory relief, unspecified compensatory damages, restitution and certain corporate governance reforms. In addition, plaintiffs in an existing purported shareholder derivative action in the Delaware Court of Chancery relating to compensation levels for 2009 have amended their complaint to assert, among other things, allegations similar to those in the derivative complaints referred to above. Copies of five putative shareholder derivative complaints and the amended putative shareholder derivative complaint are filed as Exhibits 99.1 through 99.6 to this Current Report on Form 8-K and are incorporated into this Item 8.01 by reference.
On April 23, 2010, a GS Inc. shareholder, which previously had made a demand that the Board investigate and take action in connection with auction rate securities matters, expanded its demand to address other alleged misconduct by Goldman, Sachs & Co., the Board and certain officers and employees of GS Inc. and its affiliates. The alleged misconduct was in connection with (i) a collateralized debt obligation offering made in early 2007 (the 2007 Transaction) that is the subject of a U.S. Securities and Exchange Commission investigation and a civil action brought by the SEC on April 16, 2010, (ii) the alleged failure by GS Inc. to adequately disclose the SEC investigation, and (iii) GS Inc.’s 2009 compensation practices. A copy of the demand letter is filed as Exhibit 99.7 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.
GS Inc. has been the subject of other legal claims and regulatory inquiries and investigations with respect to the 2007 Transaction and the related SEC investigation and civil action, including purported securities law class actions that name as defendants GS Inc. and certain senior executives (including Lloyd C. Blankfein and Gary D. Cohn, who are members of the Board), allege violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and seek unspecified damages. GS Inc. anticipates that additional putative shareholder derivative actions and other litigation may be filed, and regulatory and other investigations and actions commenced, with respect to offerings of collateralized debt obligations.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are being filed as part of this Current Report on Form 8-K:

99.1	Complaint, dated April 22, 2010, filed on behalf of Robert Rosinek with the Supreme Court of the State of New York, County of New York.

99.2	Complaint, dated April 22, 2010, filed on behalf of Morton Spiegel with the Supreme Court of the State of New York, County of New York.

99.3	Complaint, dated April 26, 2010, filed on behalf of Hal Hubuschman with the U.S. District Court for the Southern District of New York.

99.4	Complaint, dated April 26, 2010, filed on behalf of Margaret C. Richardson with the U.S. District Court for the Southern District of New York.

99.5	Amended Complaint, dated April 28, 2010, filed on behalf of Southeastern Pennsylvania Transportation Authority and International Brotherhood of Electrical Workers Local 98 Pension Fund with the Court of Chancery of the State of Delaware.

99.6	Complaint, dated April 29, 2010, filed on behalf of James Clem with the U.S. District Court for the Southern District of New York.

99.7	Shareholder Demand Letter, dated April 23, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)
Date: May 3, 2010	By:	/s/ Gregory K. Palm
		Name:	Gregory K. Palm
		Title:	Executive Vice President and General Counsel

4